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Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-101079) pertaining to the Main Street Bank 401(k) Profit Sharing Plan of our report dated June 6, 2003, with respect to the financial statements and schedule of the Main Street Bank 401(k) Profit Sharing Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

/s/ Ernst & Young LLP

June 26, 2003
Atlanta, Georgia

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CONSENT OF INDEPENDENT AUDITORS